Prospectus Supplement
John Hancock Investment Trust II
John Hancock Regional Bank Fund (the fund)
Supplement dated March 28, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective March 29, 2024, the paragraph below under the heading “Past performance” is amended and restated as follows:
The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index.Past performance (before and after taxes) does not indicate future results. The S&P Regional Banks Select Industry Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 a.m.—7:00 p.m., and Friday, 8:00 a.m.—6:00 p.m., Eastern time, or 888-972-8696 (Class I and Class R6) between 8:30 a.m. and 5:00 p.m., Eastern time, on most business days.
Additionally, effective March 29, 2024, the “Average annual total returns” table under the heading “Past performance” is replaced in its entirety with the following:
Average annual total returns (%)—as of 12/31/2023	1 year	5 year	10 year
Class A (before tax)	-6.85	5.70	6.81
after tax on distributions	-7.52	4.74	5.86
after tax on distributions, with sale	-3.70	4.39	5.34
Class C	-3.58	6.01	6.60
Class I	-1.69	7.08	7.59
Class R6	-1.58	7.19	7.63
S&P 500 Index[1] (reflects no deduction for fees, expenses, or taxes)	26.29	15.69	12.03
S&P Regional Banks Select Industry Index[1] (reflects no deduction for fees, expenses, or taxes)	-7.43	5.53	5.31
S&P Composite 1500 Banks Index[1] (reflects no deduction for fees, expenses, or taxes)	9.00	8.00	7.80
1
Prior to March 29, 2024, the fund’s primary benchmark was the S&P Composite 1500 Banks Index. Effective March 29, 2024, the fund’s primary benchmark index is the S&P 500 Index, which is a broad-based securities market index,and the S&P Regional Banks Select Industry Index is added as a benchmark for the fund due to its modified equal-weight methodology and focus on regional banks that is a better statistical and stylistic fit for the fund’s strategy.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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